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                                                                   EXHIBIT 10.40


                                                                  Execution Copy

                          CREDIT AND SECURITY AGREEMENT

         THIS CREDIT AND SECURITY AGREEMENT (as it may be modified, supplemented or amended from time to time, this "Agreement") is made and entered into as of September 21, 1998 between CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender"), and CRESCENT OPERATING, INC., a Delaware corporation (the "Borrower").

                                    RECITALS

         WHEREAS, the Borrower requested that the Lender extend a credit facility (the "Loan") in the original principal amount of $9,000,000 for the purpose of permitting the Borrower to make certain investments identified herein; and

         WHEREAS, the Lender is willing to extend the Loan for such purpose on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and of the agreements, covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.1       Definitions.

                  (a) The following terms that are defined in the Uniform Commercial Code in effect in the State of Texas on the date hereof are used herein as so defined:
                           Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory and Proceeds.

                  (b) The following terms as used herein, have the following meanings:

         "Agreement" has the meaning set forth in the initial paragraph hereof.

         "Bankruptcy Event of Default" has the meaning set forth in Section 7.1.

         "Borrower" means Crescent Operating, Inc., a Delaware corporation, and its permitted successors and assigns.

         "Business Day" means any day except a Saturday, Sunday, or other day on which commercial banks in Texas are authorized by law to close.

         "Cash Equivalent" means (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and Eurodollar time deposits with maturities of one


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year or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank or investment bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government or any agency thereof, (d) commercial paper issued in the United States that is rated at least A-2 by Standard and Poor's Ratings Group or P-2 by Moody's Investors Service, Inc., (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government are rated at least A by Standard and Poor's Ratings Group or A by Moody's Investors Service, Inc., (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying, the requirements of clause (b) of this definition, or (g) shares of money market mutual or similar funds that invest substantially exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

         "Closing Date" means the date this Agreement becomes effective in accordance with Section 3.1.

         "Code" means the Uniform Commercial Code as from time to time in effect in the State of Texas.

         "Collateral" has the meaning set forth in Section 4.1.

         "Collateral Account" has the meaning set forth in Section 4.2.

         "COPI Colorado" means COPI Colorado, L.P., a Delaware limited partnership.

         "Debt" of any Person means at any date, (a) all obligations of such Person that in accordance with GAAP would be classified on a balance sheet of such Person as liabilities of such Person ("debt"), (b) all debt of others secured by a Lien on any asset of such Person, whether or not such debt is assumed by such Person, and (c) all debt of others guaranteed by such Person.

         "Default" means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Default Rate" has the meaning set forth in Section 2.3(b).

         "Event of Default" has the meaning set forth in Section 7.1.

         "GAAP" means generally accepted accounting principles in effect from time to time.

         "Interest Rate" has the meaning set forth in Section 2.3(a).

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         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

         "Lender" means Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership, and its successors and assigns.

         "Lien" means, with respect to any asset, any mortgage, deed of trust, lien, pledge, charge, security interest, or encumbrance of any kind in respect of such asset.

         "Line of Credit Credit Agreement" means the Line of Credit Credit and Security Agreement dated as of May 21, 1997 between the Borrower and the Lender, as amended by the First Amendment to Line of Credit Credit and Security Agreement dated as of August 11, 1998, as further amended by the Second Amendment to Line of Credit Credit and Security Agreement dated as of September 21, 1998, relating to the loan evidenced by the Line of Credit Note, as such agreement may be further modified, supplemented or amended from time to time.

         "Line of Credit Note" means the Amended and Restated Line of Credit Note of the Borrower payable to the order of Lender dated August 11, 1998, evidencing the obligation of the Borrower to repay the loan under the Line of Credit Credit Agreement, as such note may be modified, supplemented or amended from time to time, and any note or notes issued in substitution or replacement therefor or in addition thereto.

         "Loan" has the meaning set forth in the recitals hereto.

         "Loan Documents" means this Agreement, the Note, the Pledge Agreement, and all other documents, agreements, and instruments referred to in or required to be delivered or actually delivered in connection herewith or therewith, as any of them may be modified, supplemented, or amended from time to time.

         "Material Debt" means Debt (other than the Note) of the Borrower, arising in one or more related or unrelated transactions, in an aggregate principal amount exceeding $50,000.

         "Maturity Date" means May 21, 2002.

         "Note" means the Promissory Note of the Borrower payable to the order of the Lender under the terms of this Agreement dated as of September 21, 1998, as the same may be modified, supplemented, or amended from time to time, and any note or notes issued in substitution or replacement therefor or in addition thereto, substantially in the form of Exhibit A hereto, in the original principal amount of Nine Million Dollars ($9,000,000.00), evidencing the obligation of the Borrower to repay the Loan, as modified, supplemented or amended from time to time.

         "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.


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         "Pledge Agreement" means the Amended and Restated Pledge Agreement made by Borrower in favor of the Lender dated as of June 16, 1997, as amended by the First Amendment to Amended and Restated Pledge Agreement dated as of September 21, 1998, as the same may be further amended, supplemented or otherwise modified from time to time.

         "Secured Obligations" means the collective reference to the unpaid principal of and interest on the Note, the Term Note, the Line of Credit Note, and all other obligations and liabilities of the Borrower to the Lender whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, that may arise under, out of, or connection with, this Agreement, the Term Loan Credit and Security Agreement, the Line of Credit Credit Agreement, the Note, the Term Note, the Line of Credit Note, the Pledge Agreement, or any other document, made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise.

         "Subsidiary" means, with respect to any Person, any corporation, association, partnership or other business entity of which such Person owns directly or indirectly through one or more intermediaries 50% or more of the voting stock, partnership interests or other interests thereof or that is controlled or capable of being controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

         "Term Loan Credit and Security Agreement" means the Amended and Restated Credit and Security Agreement dated as of May 21, 1997 between the Borrower and the Lender, as amended by the First Amendment to Amended and Restated Credit and Security Agreement dated as of August 11, 1998, as further amended by the Second Amendment to Amended and Restated Credit and Security Agreement dated as of September 21, 1998, relating to the loan evidenced by the Term Note, as such agreement may be further modified, supplemented or amended from time to time.

         "Term Note" means the Amended and Restated Promissory Note of the Borrower payable to the order of the Lender dated as of May 21, 1997, evidencing the obligation of the Borrower to repay the loan under the Term Loan Credit and Security Agreement, as such note may be modified, supplemented, or amended from time to time, and any note or notes issued in substitution or replacement therefor or in addition thereto.

         "Termination Date" shall mean the date 95 days from the date upon which the Loan has been satisfied in full.

SECTION 1.2       Rules of Construction.

                  (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall otherwise indicate, words importing the singular number shall include the plural and vice versa.


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                  (b)      Reference to a section number, such as this Section
                           1.2, shall mean and include all provisions within that section of this Agreement, unless a particular subsection, paragraph or subparagraph is specified.

                  (c) Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, except as otherwise specified herein, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower delivered to the Lender.

                                   ARTICLE II
                               COMMITMENT AND NOTE

SECTION 2.1       Commitment and Fee.

                  (a) The Lender agrees, on and subject to the terms and conditions set forth in this Agreement, to advance to the Borrower the principal amount of Nine Million Dollars ($9,000,000.00).

                  (b) The Borrower shall pay to the Lender a fee of $45,000 on the Closing Date.

SECTION 2.2       The Note.

                  (a) The Loan will be evidenced by the Note. All outstanding principal of and interest on the Loan and all other amounts payable hereunder, if not sooner paid, shall be due and payable on the Maturity Date.

                  (b) Notwithstanding Section 2.2(a), the Borrower shall, within one Business Day following receipt by Borrower of any distribution from COPI Colorado (other than a distribution in respect of tax liability incurred by the Borrower as a result of being a partner in COPI Colorado) make a mandatory payment of the Loan in an amount equal to such distribution less an amount approved by the Lender in its reasonable discretion for unpaid expenses and payables incurred by Borrower in the ordinary course of business and a reasonable reserve for future expenses. All mandatory payments made under this Section shall be applied to the outstanding principal balance of the Loan and shall be accompanied by a notice from the Borrower specifying the amount of such distribution and the date such distribution was received.


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                  (c)      Except as specified in Section 2.2(b), payments under
                           the Note shall be applied first to any fees, costs or expenses due under the Note or hereunder, then to interest, and then to principal.

SECTION 2.3       Interest Rate and Payments.

                  (a) Unless an Event of Default has occurred and is continuing, the Loan shall bear interest on the outstanding principal amount thereof until paid in full, at a rate per annum equal to Twelve Percent (12%) (the "Interest Rate").

                  (b) Upon and during an Event of Default, the Loan shall accrue interest on the outstanding principal balance of the Loan and, to the extent permitted by applicable law, on the unpaid interest, at a rate per annum equal to the Interest Rate plus an additional 5.0% per annum (the "Default Rate"), provided that in no event shall the Default Rate exceed the maximum rate of interest permitted by applicable law.

                  (c) Interest shall be due on the first Business Day of each February, May, August and November, or such other date as the Borrower and the Lender may mutually agree in writing.

                  (d) On the Maturity Date, the Borrower shall repay in full all accrued but unpaid interest and the entire unpaid principal amount of the Loan.

SECTION 2.4       General Provisions as to Payments.

         The Borrower shall make each payment of principal of, and interest on, the Loan not later than 11:00 a.m. Fort Worth, Texas time on the date when due, to the Lender at the Lender's office at 777 Main Street, Suite 2100, Fort Worth, Texas 76102 in same day or other immediately available funds. Whenever any payment of principal of, or interest on, the Loan shall be due on a day that is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time. All such payments shall be made without setoff or counterclaim and without reduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature imposed by any government or political subdivision or taxing authority thereof (but excluding any taxes imposed on or measured by the overall net income of the Lender).

SECTION 2.5       Computation of Interest.

         All interest shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day, but excluding the last day).

SECTION 2.6       Use of Proceeds.


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         The proceeds of the Loan shall be used solely to enable the Borrower to invest in COPI Colorado.

SECTION 2.7       Evidence of Debt.

                  (a) The Lender shall record (i) the amount of the advance made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to the Lender hereunder, and (iii) the amount of any sum received by the Lender hereunder from the Borrower.

                  (b) The entries recorded by the Lender shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of the Lender to record or any error in any record shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loan made to such Borrower in accordance with the terms of this Agreement.

                                   ARTICLE III
                             CONDITIONS TO BORROWING

SECTION 3.1       Conditions to Effectiveness and Further Borrowings.

         This Agreement shall become effective on the date that each of the conditions set forth below has been satisfied (or waived in accordance with Section 8.3):

                  (a) The Lender has received this Agreement, duly executed by the Borrower;

                  (b) The Lender has received from the Borrower a certificate that each of the representations and warranties of the Borrower contained in this Agreement is true, correct, and complete as of the Closing Date;

                  (c) The Lender has received a duly executed Note dated as of the Closing Date;

                  (d) The Lender has received a duly executed Pledge Agreement and such other documents relating to the Pledge Agreement as reasonably required by the Lender;

                  (e) The Lender has received proper financing statements (Forms UCC-1 or the appropriate equivalent) necessary to perfect the security interest in the Borrower's interest in the Collateral (or such part thereof in which a security interest can be perfected thereby);

                  (f) The Lender has received the following (i) the articles of incorporation of the Borrower as in effect on the Closing Date, certified as of a recent date

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                           by the Secretary of State of Delaware, (ii) the
                           bylaws of the Borrower as in effect on the Closing Date, certified as of the Closing Date by its corporate secretary, (iii) resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this Agreement, certified as of the Closing Date by its corporate secretary, (iv) certificate as to the incumbency of the officers of the Borrower, certified by its corporate secretary, and (v) certificate of good standing of the Borrower issued as of a recent date by the Secretary of State of Delaware; and

                  (g) No event that, after execution of this Agreement, would constitute an Event of Default hereunder has occurred and is continuing.

                                   ARTICLE IV
                                SECURITY INTEREST

SECTION 4.1       Grant of Security Interest.

                  (a) As security for the prompt payment, performance, and observance in full of the Loan, the Borrower hereby pledges and assigns to the Lender, and grants to the Lender a continuing security interest in and lien on all of the following property now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest (the "Collateral"):

                           (i)      all Accounts;

                           (ii)     all Chattel Paper;

                           (iii)    all Documents;

                           (iv)     all Equipment;

                           (v)      all General Intangibles;

                           (vi)     all Instruments;

                           (vii)    all Inventory;

                           (viii) all books and recordings pertaining to the Collateral; and

                           (ix) to the extent not otherwise included, all Proceeds and products of any of the foregoing, in any form (whether cash or non-cash) and all collateral security and guarantees given by any Person with respect to any of the foregoing.


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SECTION 4.2       Collateral Account

                  (a) Establishment of Collateral Account. Upon a request from the Lender or upon the occurrence of an Event of Default, there shall be established and at all times thereafter there shall be maintained by the Borrower, a non-interest bearing cash collateral account with a financial institution approved by the Lender (the "Collateral Account") subject to the terms of this Agreement.

                  (b) Rights, Title and Interest of Collateral Account. All right, title and interest in and to the Collateral Account shall vest exclusively in the Lender. The Borrower shall have no rights with respect to the Collateral Account and the Lender shall have sole dominion and control over the Collateral Account and the monies deposited therein. Monies deposited in the Collateral Account shall constitute security for the Secured Obligations. The Borrower hereby pledges and assigns to the Lender and hereby warrants to the Lender a security interest in, all right, title or interest (if any) that the Borrower now has or may hereafter have or purport or claim to have in or to the Collateral Account and all monies held therein, any investments made with such monies and any and all certificates or instruments from time to time representing or evidencing such investments (and all proceeds thereof).

                  (c) Maintaining the Collateral Account. Until the Termination Date of this Agreement:

                           (i) The Borrower shall maintain the Collateral Account with a financial institution approved by the Lender.

                           (ii) All monies received by the Lender while a Default or an Event of Default has occurred and is continuing, and any monies received as a result of investments made as contemplated by subsection 4.2(c)(iii) hereof, shall be deposited in the Collateral Account.

                           (iii) Pending the disbursement thereof pursuant to the terms of this Agreement, all monies in the Collateral Account shall (to the extent it is practical to do so) be invested by the Lender in Cash Equivalents. All such investments shall be evidenced either (a) by negotiable certificates or instruments that are held by or for the account of the Lender or (b) by book entries maintained in a State in which the Lender may be granted by book entries a security interest in the securities relating thereto. In the absence of its gross negligence or willful misconduct, the Lender shall not have any liability out of or in connection with any investment made in accordance with the provisions herein or for any loss or decline in value of any investment or from any loss resulting directly or

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                                    indirectly from any investment made pursuant
                                    to and in accordance with the provisions hereof.

SECTION 4.3       Remedies.

                  (a) Proceeds to be Turned Over To the Lender. When a Default or an Event of Default has occurred and is continuing all Proceeds received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall, forthwith upon receipt by the Borrower, be turned over to the Lender in the exact form received by the Borrower (duly endorsed by the Borrower to the Lender, if required) and held by the Lender in the Collateral Account. All Proceeds while held by the Lender in the Collateral Account (or by the Borrower in trust for the Lender) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in subsection 4.3(b).

                  (b) Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Lender, or, if an Event of Default has occurred and is continuing at any time at the Lender's election, the Lender may apply all or any part of Proceeds held in any Collateral Account in payment of the Secured Obligations in such order as the Lender may elect, and any part of such funds that the Lender elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Lender to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Secured Obligations have been paid in full and the Commitment has expired or otherwise been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

                  (c) Code Remedies. If an Event of Default has occurred and is continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the forgoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby varied), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more


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


                           parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places that the Lender reasonably selects, whether at the Borrower's premises or elsewhere. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  (d) The exercise by the Lender of or failure or refusal to so exercise any right, remedy or power granted under this Agreement or available to the Lender at law or in equity or under statute shall in no manner affect the Borrower's liability to the Lender, and the Lender shall be under no obligation or duty to exercise any of the rights, remedies or powers conferred upon it hereby or by applicable law, and it shall incur no liability for any act or failure to act in connection with the collection of, or the preservation of any rights under, any of the Collateral.

SECTION 4.4 Lender Appointment as Attorney-in-Fact; Lender Performance of Borrower's Obligations.

                  (a) Powers. The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting, the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do any or all of the following:

                           (i) at any time when an Event of Default has occurred and is continuing in the name of the Borrower or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of

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                                    moneys due with respect to any Collateral
                                    and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due with respect to any Collateral whenever payable;

                           (ii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                           (iii) execute, in connection with any sale provided for in subsection 4.3(c), any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                           (iv) at any time when an Event of Default has occurred and is continuing (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (2) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against the Borrower with respect to any Collateral (other than any such suit, action or proceeding brought by the Lender); (6) settle, compromise or adjust any such suit, action or proceeding (other than any such suit, action or proceeding brought by the Lender) and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and do, at the Lender's option and the Borrower's expense, at any time, or from time to time, all acts and things that the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

                  (b) Ratification: Power Coupled With An Interest. The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof in accordance with the terms of this Agreement, absent gross negligence or willful misconduct on the part of the Lender. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

SECTION 4.5       Performance by Lender of Borrower's Obligations

         If the Borrower fails to perform or comply with any of its agreements contained in this Article IV, the Lender, at its option, but without any obligation so to do, may perform or comply with, or otherwise cause performance or compliance with, such agreement.

SECTION 4.6       Borrower's Reimbursement Obligation.

         The expenses of the Lender incurred in connection with actions undertaken as provided in this Article IV, together with interest thereon at the Default Rate, from the date of payment by the Lender to the date reimbursed by the Borrower, shall be payable by the Borrower to the Lender on demand.

SECTION 4.7       Duty of the Lender.

         The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender, nor any of its respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for their own across negligence or willful misconduct.

SECTION 4.8       Execution of Financing Statements.

         Pursuant to Section 9-402 of the Code, the Borrower authorizes the Lender to file financing statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as the Lender reasonably determines appropriate to perfect the security interests of the Lender under this Agreement. The Lender shall provide the Borrower with copies of any such financing statements. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

SECTION 4.9       The Pledge Agreement.

         In addition to the security interest granted hereunder, the Borrower shall grant to the Lender a security interest in the Pledged Partnership Interests and the Pledged Stock (as that term is defined in the Pledge Agreement) pursuant to the Pledge Agreement.

SECTION 4.10      Pledged Notes.

         With respect to any promissory notes now or hereinafter owned or owing to the Borrower, such notes shall be promptly endorsed in blank and delivered to the Lender.

SECTION 4.11      Release of Collateral.

         If the Borrower desires to have any Collateral released in connection with the sale, assignment, transfer or other conveyance of such Collateral, the Borrower shall obtain the prior written consent of the Lender to the release of such Collateral and the repayment of the portion of the Loan that is allocable to such Collateral, which consent (of both the release and the amount to be repaid) may be withheld in the Lender's sole and absolute discretion. Any request by the Borrower for release of Collateral shall be in writing and shall state that portion of the Loan that is allocable to such Collateral. Provided that the Lender consents to any such release, the Lender agrees to release such Collateral promptly following receipt by the Lender of the allocable portion of the Loan attributable to such Collateral.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants that:

SECTION 5.1       Existence and Power.

         The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all corporate power and authority, and all material governmental licenses, authorizations, consents, and approvals required to carry on its business as now conducted.

SECTION 5.2       Corporate and Government Authorization; No Contravention.

         The execution, delivery, and performance by the Borrower of this Agreement, the Pledge Agreement and the Note are within the scope of the Borrower's power and authority, have been duly authorized by all necessary corporate action of the Borrower, require no action by or in respect of, or filing with, any governmental body, agency, or official and do not contravene, or constitute a default under, the Certificate of Incorporation or Bylaws of the Borrower or under any provision of applicable law or regulation to which the Borrower is subject, or of any judgment, injunction, order, or decree, binding upon the Borrower, except for such contraventions as will not, singly or in the aggregate, have a material adverse effect on the ability of the Borrower to perform its obligations under this Agreement, the Pledge Agreement or the Note.


SECTION 5.3       Binding Effect.

         This Agreement constitutes the legal, valid, binding, and enforceable agreement of the Borrower, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

SECTION 5.4       Litigation.

         There is no action, suit or proceeding pending against, or to the knowledge of the Borrower, threatened against or affecting the Borrower before any court or arbitrator or any governmental body, agency or official that could materially adversely affect the business, financial position, results of operations, or prospects of the Borrower or that could materially adversely affect the ability of the Borrower to perform its obligations under this Agreement, the Pledge Agreement or the Note or that in any manner draws into question the validity of this Agreement, the Pledge Agreement or the Note.

SECTION 5.5       Taxes.

         The Borrower has filed all material tax returns and reports required by law to have been filed and has paid all taxes and governmental charges thereby shown to be due and payable.

SECTION 5.6       Debt.

         Except as set forth in the financial statements delivered to the Lender pursuant to Section 5.13, the Borrower has and will have no Debt outstanding on the Closing Date other than (a) the Debt outstanding hereunder, (b) Debt that has previously been disclosed to the Lender in writing, and (c) Debt that will not, in the aggregate, have a material adverse effect on the business, operations, or prospects of the Borrower.

SECTION 5.7       Title to Assets.

                  (a) The Borrower has legal title to or a legal and valid leasehold interest in all property and assets owned by it on the date hereof, and will have legal title to all property and assets acquired by it at any time subsequent to the date hereof, free and clear of all Liens, except Liens in favor of the Lender.

                  (b) Except for the security interest granted to the Lender pursuant to this Agreement, the Borrower owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Lender pursuant to this Agreement or the Pledge Agreement.

SECTION 5.8       Perfected First Priority Liens.

         The security interests granted pursuant to this Agreement (a) constitute perfected security interests in the Collateral in favor of the Lender, as collateral security for the Secured Obligations and (b) are prior to all other Liens on the Collateral in existence on the date hereof.

SECTION 5.9       Inventory and Equipment.

         The Inventory and the Equipment are kept at the locations listed on
Schedule 1.

SECTION 5.10      Chief Executive Office.

         The Borrower's chief executive office is located at 306 W. 7th Street, Suite 1025, Fort Worth, Texas 76102.

SECTION 5.11      Farm Products.

         None of the Collateral constitutes, or is the Proceeds of, Farm
Products.

SECTION 5.12      No Subsidiaries.

         The Borrower has no Subsidiaries on the date hereof, other than as previously disclosed in writing to the Lender.

SECTION 5.13      Financial Information.

         All financial information that has been or is hereafter furnished by or on behalf of the Borrower or by any other Person at the Borrower's direction to the Lender for the purposes of or in connection with this Agreement present fairly the financial condition as at the dates thereof (subject to normal year end adjustments in the case of unaudited financial statements)

SECTION 5.14      No Material Adverse Change

         There has been no material adverse change in the business, financial condition, operations, assets, revenues, properties, or prospects of the Borrower taken as a whole from the financial information previously provided to Lender.

                                   ARTICLE VI
                                    COVENANTS

         The Borrower agrees that, so long as any amount payable hereunder remains unpaid:

SECTION 6.1       Conduct of Business and Maintenance of Existence.

         The Borrower will perform the Intercompany Agreement between the Lender and the Borrower and such activities as are necessary or incidental thereto, and preserve, renew and keep full force and effect its existence.

SECTION 6.2       Financial Information.

         The Borrower shall deliver to the Lender:

                  (a) as soon as available, but in no event more than one hundred twenty (120) days after the end of each fiscal year of the Borrower, financial statements of the Borrower containing a balance sheet and the related statements of operations and cash flows, showing the financial condition of the Borrower at the close of and for such year; and

                  (b)      as soon as available, but in no event more than sixty
                           (60) days after the end of each of the first three quarters of each fiscal year of the Borrower, financial statements of the Borrower containing a balance sheet and the related statements of income prepared on a cash basis, showing the financial condition of the Borrower at the close of and for such period.

         The financial statements delivered pursuant to subsections (a) and (b) of this Section 6.2 shall be certified by the president or chief financial officer of the Borrower as true, complete, and correct and, as to the financial statements delivered pursuant to subsection (a) of this Section 6.2, as having been prepared in accordance with GAAP.

SECTION 6.3       Compliance with Laws.

         The Borrower shall comply all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to comply therewith will not materially adversely affect the business operations, or financial condition of the Borrower or the ability of the Borrower to perform its obligations under this Agreement, the Pledge Agreement or the Note.

SECTION 6.4       Incurrence of Debt.

         The Borrower shall not issue, assume, guarantee, incur, or otherwise be or become liable in respect of Debt, other than Debt expressly approved by the Lender in writing, which approval may be withheld in the Lender's sole discretion.

SECTION 6.5       Limitation on Liens.

         The Borrower shall not create, incur, assume or suffer to exist any Lien upon or with respect to any of its assets, whether now or hereafter acquired, or assign or otherwise convey any right to receive income except (a) Liens in favor of the Lender; (b) Liens expressly approved by the Lender, which approval shall not be unreasonably withheld; (c) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP; and (d) Liens disclosed to the Lender on or before the Closing Date that would not, in the aggregate, have a material adverse effect on the business, operations, or prospects of the Borrower.

SECTION 6.6       Consolidations, Mergers, and Sales of Assets.

         The Borrower shall not wind up, liquidate or dissolve its affairs or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time), whether in one or a series of transactions, all or any substantial part of its assets, unless such transaction or series of transactions are expressly approved by the Lender, which approval shall not be unreasonably withheld.

SECTION 6.7       Books and Records.

         The Borrower shall keep books and records that accurately reflect all of its business affairs and transactions in all material respects. The Borrower shall permit the Lender at reasonable times and intervals during normal business hours to examine and photocopy extracts from any of its books or other corporate records.

SECTION 6.8       Lien on Collateral.

         The Borrower shall, at its sole cost and expense, perform all acts and execute all documents requested by the Lender at any time to evidence, perfect, maintain and enforce the Lender's security interest and the first priority thereof in the Collateral. Upon the Lender's request, at any time and from time to time, the Borrower shall, at its sole cost and expense, execute and deliver to the Lender one or more financing statements (in form and substance satisfactory to the Lender) pursuant to the Code and, where permitted by law, the Borrower hereby authorizes the Lender to execute and file one or more financing statements signed only by the Lender or to file a copy of this Agreement as a financing statement.

SECTION 6.9       Restriction on Distributions.

         The Borrower shall not make dividend distributions to its shareholders at any time when there exists an outstanding balance on the Loan.

SECTION 6.10     Restriction on Certain Amendments.

         The Borrower shall not amend its organizational documents without the prior written consent of the Lender, which consent shall not be unreasonably withheld.

SECTION 6.11      Delivery of Instruments and Chattel Paper.

         If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Lender, duly endorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Agreement.

SECTION 6.12      Maintenance of Insurance.

         The Borrower shall maintain, with financially sound and reputable companies, insurance policies insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Lender, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Lender, with losses payable to the Borrower and the Lender as their respective interests may appear.

                  (a) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Lender of written notice thereof, (ii) name the Lender as an insured party and (iii) be reasonably satisfactory in all other respects to the Lender.

                  (b) The Borrower shall deliver to the Lender a report of a reputable insurance broker with respect to such insurance in each calendar year and such supplemental reports with respect thereto as the Lender may from time to time reasonably request.

SECTION 6.13      Changes in Locations, Name, etc.


         The Borrower shall not unless it shall have given the Lender at least 30 days prior written notice of such change (or, in the case of Inventory and Equipment, at least 10 days prior written notice, to the extent that the Borrower has taken such action as reasonably may be required of it to maintain the continuous perfection of the Lender's security interest in such Inventory or Equipment, as the case may be):

                  (a) permit any of the Inventory (other than goods-in-transit and immaterial amounts of goods in temporary locations in the ordinary course of business) or Equipment to be kept at a location other than those listed on Schedule 1;

                  (b) change the location of its chief executive office from that specified in subsection 5.10; or

                  (c) change its name, identity or corporate structure to such an extent that any financing statement filed by the Lender in connection with this Agreement would become seriously misleading.

SECTION 6.14      Further Identification of Collateral.

         The Borrower shall furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

SECTION 6.15      Notices.

         The Borrower shall advise the Lender promptly, in reasonable detail, of
(a) any Lien (other than security interests created hereby or Liens permitted under this Agreement) on any of the Collateral and (b) the occurrence of any other event that could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

SECTION 6.16      Additional Collateral.

         With respect to any Person that, subsequent to the Closing Date, becomes a Subsidiary, the Borrower shall promptly cause such new Subsidiary to
(a) execute and deliver to the Lender a guaranty of the Loan in form and substance satisfactory to the Lender, and a new pledge agreement or such amendments to the existing Pledge Agreement as the Lender shall deem necessary or reasonably advisable to grant to the Lender, for the benefit of the Lender, a Lien on the capital stock or other ownership interests of such Subsidiary that is owned by the Borrower or any of its Subsidiaries, (b) deliver to the Lender the certificates representing such capital stock or other ownership interests, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, (c) take all actions necessary or advisable to grant a security interest to the Lender in the property and assets of such Subsidiary, including, without limitation, the filing of financing statements in such jurisdictions as may be requested by the Lender and the execution and delivery by such Subsidiary of a security agreement in a form acceptable to the Lender.

SECTION 6.17      COPI COLORADO.

         Subject to its fiduciary duties to the other partners in COPI Colorado, the Borrower, in its capacity as general partner of COPI Colorado, shall not take any affirmative action to cause, or fail to take any action that would cause, COPI Colorado to (a) create, incur, assume or suffer to exist any Lien upon or with respect to any of its assets, whether now or hereafter acquired, except Liens in favor of the Lender, (b) guarantee any Debt, or (c) wind up, liquidate or dissolve its affairs or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time), whether in one or a series of transactions, all or any substantial part of its assets, without in each instance (i) giving the Lender at least 10 days prior written notice of the proposed action (including those actions taken pursuant to the Borrower's fiduciary duties to the other partners in COPI Colorado) and (ii) receiving the written consent of the Lender to such action, which consent shall not be unreasonably withheld. In addition, the Borrower shall deliver to the Lender as soon as available, but in no event more than one hundred twenty (120) days after the end of each fiscal year of COPI Colorado, financial statements of COPI Colorado containing a balance sheet and the related statements of operations and cash flows, showing the financial condition of COPI Colorado at the close of and for such year.

                                   ARTICLE VII
                                    DEFAULTS

SECTION 7.1       Events of Default.

         If one or more of the following events ("Events of Default") has occurred and is continuing:

                  (a) except as permitted pursuant to Section 2.2(b), the Borrower fails to pay within five Business Days of the due date any principal or interest on the Loan;

                  (b) any representation or warranty made by the Borrower hereunder or in any certificate furnished by or on behalf of the Borrower is incorrect when made in any material respect;

                  (c) the Borrower fails to observe or perform the provisions of Section 6.9 hereof for five Business Days;

                  (d) the Borrower fails to observe or perform any covenant or agreement contained in this Agreement, the Pledge Agreement, the Note (other than those covered by clause (a), (b) or (c) above), or any other Loan Document for 30 days (or, with respect to Section 6.2 of this Agreement, for 30 days after written notice thereof has been given to the Borrower by the Lender); provided however, if such default is capable of cure and the Borrower is diligently proceeding to cure such default, the cure period in this subsection
                           (d) shall be extended for such additional time, not to exceed 30 days, as is reasonably necessary to complete such cure;

                  (e) the Borrower fails to make any payment in respect of any Material Debt other than the Debt of the Borrower under this Agreement and the Note when due or within any applicable grace period;

                  (f) the Borrower commences a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or makes a general assignment for the benefit of creditors, or fails generally to pay its debts as they become due, or takes any action to authorize any of the foregoing;

                  (g) an involuntary case or other proceeding is commenced against the Borrower seeking liquidation, reorganization, rehabilitation, conservation, or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, rehabilitator, conservator, or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of 120 days; or an order for relief is entered against the Borrower under the federal bankruptcy laws or any state insolvency laws as now or hereafter in effect;

                  (h) a judgment or order for the payment of money in excess of $500,000 is rendered against the Borrower and such judgment or order continues unsatisfied, unstayed and unbounded for a period of 30 days; provided, however that a judgment or order fully covered by insurance, which coverage has not been disputed by the insurer, shall not be considered a Default;

                  (i) an "Event of Default" under the Line of Credit Credit Agreement; or

                  (j) an "Event of Default" under the Term Loan Credit and Security Agreement;

                  then, and in every such event, the Lender may, by notice to the Borrower, declare the Note (together with accrued interest thereon) to be, and the Note shall thereupon become, immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified clause (f) or (g) above (each, a "Bankruptcy Event of Default"), without any notice to the Borrower or any other act by the Lender, the Note (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby waived by the Borrower.

                                  ARTICLE VIII
                                  MISCELLANEOUS

SECTION 8.1       Notices.

         All notices requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of the Borrower or the Lender at their respective addresses or facsimile numbers set forth on the signature pages hereof or (b) in the case of any party, such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other party in accordance with this Section. All notices shall be effective when received.

SECTION 8.2       Expenses; Indemnification.

                  (a) The Borrower shall pay (i) all out-of-pocket expenses reasonably incurred by the Lender, including reasonable fees and disbursements of counsel in connection with any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder, and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Lender, including reasonable fees and disbursements of counsel in connection with such Event of Default and collection, bankruptcy, insolvency, and other enforcement proceedings resulting therefrom. The Borrower shall indemnify the Lender against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement, the Pledge Agreement or the Note.

                  (b) The Borrower shall indemnify the Lender and hold the Lender harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (other than general overhead and administrative expenses), including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by the Lender in connection with any investigative, administrative, or judicial proceeding (whether or not the Lender is designated a party thereto) relating to or arising out of this Agreement, the Pledge Agreement or the Note or any actual or proposed use of proceeds of the Loan hereunder; provided that the Lender shall not have the right to be indemnified hereunder for (i) any proceeding against the Lender by any governmental authority charged with the supervision of the Lender or (ii) its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

SECTION 8.3       Amendments and Waivers.

         Any provision of this Agreement, the Pledge Agreement, the Note or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Lender and the Borrower.

SECTION 8.4       Successors and Assigns.

         The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Lender. The purchaser, assignee, transferee, or pledgee of any of the Lender's rights under the Lender's security interest hereunder shall forthwith become vested with and entitled to exercise all the rights, powers, and remedies given under this Agreement to the Lender, as if said purchaser, assignee, transferee, or pledgee were originally named as secured party herein.

SECTION 8.5       Governing Law; Submission to Jurisdiction.

         THIS AGREEMENT, THE PLEDGE AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF TEXAS WITHOUT GIVING EFFECT TO THE CHOICE OF LAW
RULES THEREOF. The Borrower hereby submits to the nonexclusive Jurisdiction of the United States District Court for the Northern District of Texas and of any Texas state court for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

SECTION 8.6       Counterparts; Integration.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 8.7       WAIVER OF JURY TRIAL.

         THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. This waiver of right to a trial by jury is separately given, knowingly and voluntarily, by the Borrower and the Lender, and this waiver is intended to encompass individually each instance and each issue as to which the right to a trial by jury would otherwise accrue. The Borrower and the Lender are hereby authorized and requested to submit this Agreement to any court having jurisdiction over the subject matters and the parties hereto, so as to serve as conclusive evidence of the parties' herein contained waiver of the right to trial by jury. Further, the Borrower and the Lender hereby certify that no representative, attorney or agent of any other party has represented, expressly or otherwise, to the Borrower or the Lender that any other party will not seek to enforce this waiver of right to trial by jury provision.

SECTION 8.8       Termination; Release.

         Until the Termination Date, this Agreement shall be a continuing agreement and shall remain in full force and effect. After the Termination Date, this Agreement shall terminate, and the Lender, at the request and expense of the Borrower, will execute and deliver to Borrower a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Borrower (without recourse and without any representation or warranty) at the expense of the Lender the Collateral if in the possession of the Lender or its agents and not theretofore sold or otherwise applied or released pursuant to this Agreement.

SECTION 8.9       Effect of Headings.

         The Article and Section headings herein are for convenience of reference only and shall not affect the construction hereof.

SECTION 8.10      Severability of Provisions.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provisions in any other jurisdiction.

SECTION 8.11      Application of Proceeds.

         The parties agree that the Lender shall have the right to apply the proceeds of any Collateral under this Agreement, the Line of Credit Credit Agreement or the Term Loan Credit and Security Agreement in its sole discretion, against the Secured Obligations under this Agreement, the Secured Obligations under the Line of Credit Credit Agreement, or the Secured Obligations under the Term Loan Credit and Security Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  CRESCENT OPERATING, INC.,



                                  By:  /s/ RICHARD P. KNIGHT
                                     -------------------------------------------
                                  Name:    Richard P. Knight
                                       -----------------------------------------
                                  Title:   Chief Financial Officer
                                        ----------------------------------------


                                  Notice Address:
                                  306 W. 7th Street
                                  Suite 1025
                                  Fort Worth, Texas 76102
                                  Facsimile: (817) 339-1001


                                  CRESCENT REAL ESTATE EQUITIES
                                  LIMITED PARTNERSHIP

                                  By: Crescent Real Estate Equities, Ltd., its general partner


                                           By:  /s/ BRUCE A. PICKER
                                              ----------------------------------
                                           Name:    Bruce A. Picker
                                                --------------------------------
                                           Title:   Vice President and Treasurer
                                                 -------------------------------

                                  Notice Address:
                                  777 Main Street
                                  Suite 2100
                                  Fort Worth, Texas  76102
                                  Facsimile: (817) 321-2000

Exhibits and Schedules:

Exhibit A:  Promissory Note

Exhibit B:  Form of Closing Certificate

Schedule 1:  Location of the Inventory and Equipment

                                    EXHIBIT A

                                 PROMISSORY NOTE

$9,000,000.00                                                September 21, 1998

         FOR VALUE RECEIVED, CRESCENT OPERATING, INC., a Delaware corporation ("Borrower"), promises to pay to CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Lender"), at 777 Main Street, Suite 2100, Fort Worth, Texas 76102, the principal sum of Nine Million and No/100 Dollars ($9,000,000.00), with interest on the principal balance from time to time at the rates hereinafter provided.

         The Borrower promises to pay interest on the unpaid principal balance hereof from the date hereof until paid in full pursuant to the Credit and Security Agreement, dated as of September 21, 1998, between the Borrower and the Lender (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"). The Borrower promises to pay the aggregate outstanding principal amount of the Loan together with interest thereon, on the dates, in the amounts and at the rate or rates provided in the Credit Agreement; provided that the interest payable shall not exceed the maximum rate permitted by applicable law (the "Maximum Rate"). Interest on the principal hereof from time to time remaining unpaid and, to the extent permitted by applicable law, interest on the unpaid interest, shall bear interest from and after an Event of Default at the Default Rate provided that in no event shall the Default Rate be more than the Maximum Rate.

         This note is the Note referred to in the Credit Agreement. This Note and the holder hereof are entitled to all of the benefits provided for thereby or referred to therein. Reference is hereby made to the Credit Agreement for a statement of such benefits. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the acceleration of the maturity hereof.

         This Note shall be payable as provided in the Credit Agreement.

         Upon the occurrence of any Event of Default (after the giving of any notice required in the Credit Agreement and the expiration of any applicable grace periods provided for in the Credit Agreement), all amounts then remaining unpaid on this Note shall become immediately due and payable, and the holder hereof shall have all rights and remedies of Lender under the Credit Agreement and other Loan Documents. The failure to exercise the option to accelerate the maturity of this Note upon the happening of any one or more of the Events of Default shall not constitute a waiver of the right with respect to such uncured default or any other event of uncured default hereunder or under any other of the Loan Documents. The remedies of the holder hereof, as provided in the Note and in any other of the Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together, as often as occasion therefor shall arise, at the sole discretion of the holder. The acceptance by the holder hereof of any payment under this Note that is less than payment in full of all amounts due and payable at the time of such shall not constitute a waiver of or impair, reduce, release, or extinguish any of the rights or remedies of the holder hereof to exercise the foregoing option or any other option granted to the holder in this Note or in any other of the Loan Documents, at that time or at any subsequent time, or nullify any prior exercise of any such option.

         The undersigned and all other parties now or hereafter liable for the payment hereof, whether as endorser, surety, or otherwise, except as provided in the Credit Agreement, severally waive demand, presentment, notice of dishonor, notice of intention to accelerate the indebtedness evidenced hereby, notice of the acceleration of the maturity hereof, diligence in collecting, grace, notice and protest, and consent to all extensions that from time to time may be granted by the holder hereof and to all partial payments hereon, whether before or after maturity.

         If this Note is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy or other court, whether before or after maturity, the undersigned agrees to pay all costs of collection, including, but not limited to, reasonable attorneys fees and expenses incurred by the holder hereof.

         All agreements between the undersigned and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid, or agreed to be paid to the holder hereof exceed the Maximum Rate. If from any circumstance the holder hereof ever receives anything of value deemed interest by applicable law in excess of the Maximum Rate, an amount equal to any excess interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excess interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest hereon for such full period shall not exceed the Maximum Rate. This paragraph shall control all agreements between the undersigned and the holder hereof.

         The loan transaction evidenced hereby shall not be governed by, or be subject to, Chapter 15 of the Texas Credit Code (Title 79, Revised Civil Statutes of Texas, 1925, as amended).

         EXCEPT WHERE FEDERAL LAW IS APPLICABLE (INCLUDING, WITHOUT LIMITATION, ANY FEDERAL USURY CEILING OR OTHER FEDERAL LAW THAT, FROM TIME TO TIME, IS APPLICABLE TO THE INDEBTEDNESS EVIDENCED HEREIN AND THAT PREEMPTS STATE USURY
LAWS), THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN SUCH STATE.

                                     CRESCENT OPERATING, INC.,



                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                    EXHIBIT B


                           FORM OF CLOSING CERTIFICATE


         The undersigned, _________________, ___________________ of CRESCENT
OPERATING, INC., a Delaware corporation (the "Borrower"), hereby certifies to the best of his knowledge that:

         1. Attached hereto as Exhibit A is a copy of the resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of the Credit and Security Agreement, certified as of the Closing Date by the corporate secretary of the Borrower.

         2. Attached hereto as Exhibit B is a certificate of incumbency of the officers of the Borrower, certified by the corporate secretary of the Borrower.

         3. Attached hereto as Exhibit C is a certificate of good standing of the Borrower issued as of a recent date by the Secretary of State of Delaware.

         IN WITNESS WHEREOF, I have hereto set my hand this 21st day of September, 1998.


                                    CRESCENT OPERATING, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                   SCHEDULE 1

                     LOCATION OF THE INVENTORY AND EQUIPMENT



306 W. 7th Street
Suite 1025
Fort Worth, Texas 76102

                                                                  Execution Copy

                                PROMISSORY NOTE

$9,000,000.00                                                 September 21, 1998

         FOR VALUE RECEIVED, CRESCENT OPERATING, INC., a Delaware corporation ("Borrower"), promises to pay to CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Lender"), at 777 Main Street, Suite 2100, Fort Worth, Texas 76102, the principal sum of Nine Million and No/100 Dollars ($9,000,000.00), with interest on the principal balance from time to time at the rates hereinafter provided.

         The Borrower promises to pay interest on the unpaid principal balance hereof from the date hereof until paid in full pursuant to the Credit and Security Agreement, dated as of September 21, 1998, between the Borrower and the Lender (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"). The Borrower promises to pay the aggregate outstanding principal amount of the Loan together with interest thereon, on the dates, in the amounts and at the rate or rates provided in the Credit Agreement; provided that the interest payable shall not exceed the maximum rate permitted by applicable law (the "Maximum Rate"). Interest on the principal hereof from time to time remaining unpaid and, to the extent permitted by applicable law, interest on the unpaid interest, shall bear interest from and after an Event of Default at the Default Rate provided that in no event shall the Default Rate be more than the Maximum Rate.

         This note is the Note referred to in the Credit Agreement. This Note and the holder hereof are entitled to all of the benefits provided for thereby or referred to therein. Reference is hereby made to the Credit Agreement for a statement of such benefits. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the acceleration of the maturity hereof.

         This Note shall be payable as provided in the Credit Agreement.

         Upon the occurrence of any Event of Default (after the giving of any notice required in the Credit Agreement and the expiration of any applicable grace periods provided for in the Credit Agreement), all amounts then remaining unpaid on this Note shall become immediately due and payable, and the holder hereof shall have all rights and remedies of Lender under the Credit Agreement and other Loan Documents. The failure to exercise the option to accelerate the maturity of this Note upon the happening of any one or more of the Events of Default shall not constitute a waiver of the right with respect to such uncured default or any other event of uncured default hereunder or under any other of the Loan Documents. The remedies of the holder hereof, as provided in the Note and in any other of the Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together, as often as occasion therefor shall arise, at the sole discretion of the holder. The acceptance by the holder hereof of any payment under this Note that is less than payment in full of all amounts due and payable at the time of such shall not constitute a waiver of or impair, reduce, release, or extinguish any of the rights or remedies of the holder hereof to exercise the foregoing option or any other option granted to the holder in this Note or in any other of the Loan Documents, at that time or at any subsequent time, or nullify any prior exercise of any such option.

         The undersigned and all other parties now or hereafter liable for the payment hereof, whether as endorser, surety, or otherwise, except as provided in the Credit Agreement, severally waive demand, presentment, notice of dishonor, notice of intention to accelerate the indebtedness evidenced hereby, notice of the acceleration of the maturity hereof, diligence in collecting, grace, notice and protest, and consent to all extensions that from time to time may be granted by the holder hereof and to all partial payments hereon, whether before or after maturity.

         If this Note is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy or other court, whether before or after maturity, the undersigned agrees to pay all costs of collection, including, but not limited to, reasonable attorneys fees and expenses incurred by the holder hereof.

         All agreements between the undersigned and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid, or agreed to be paid to the holder hereof exceed the Maximum Rate. If from any circumstance the holder hereof ever receives anything of value deemed interest by applicable law in excess of the Maximum Rate, an amount equal to any excess interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excess interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest hereon for such full period shall not exceed the Maximum Rate. This paragraph shall control all agreements between the undersigned and the holder hereof.

         The loan transaction evidenced hereby shall not be governed by, or be subject to, Chapter 15 of the Texas Credit Code (Title 79, Revised Civil Statutes of Texas, 1925, as amended).

         EXCEPT WHERE FEDERAL LAW IS APPLICABLE (INCLUDING, WITHOUT LIMITATION, ANY FEDERAL USURY CEILING OR OTHER FEDERAL LAW THAT, FROM TIME TO TIME, IS APPLICABLE TO THE INDEBTEDNESS EVIDENCED HEREIN AND THAT PREEMPTS STATE USURY
LAWS), THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN SUCH STATE.

                                        CRESCENT OPERATING, INC.



                                        By: /s/ RICHARD P. KNIGHT
                                           ------------------------------------
                                        Name:   Richard P. Knight
                                             ----------------------------------
                                        Title:  Chief Financial Officer
                                              ---------------------------------


                                     -2-